Exhibit 10.2

FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT
BY AND AMONG
BIG LOTS, INC.,
BIG LOTS STORES, INC.
AND
MICHAEL J. POTTER

This first amendment (“Amendment”) to the employment agreement (“Agreement”) by and among Big Lots, Inc. (“BLI”), Big Lots Stores, Inc. (“Big Lots”) and their affiliates, predecessor, successor, subsidiaries and other related companies (collectively the “Company”) and Michael J. Potter (the “Executive”), collectively, the “Parties,” dated January 6, 2005, is effective as of the date below (“Effective Date”).

The Executive has been employed by the Company since 1991 and has served as the Company’s Chairman, Chief Executive Officer and President since 2000. In connection with the Company’s selection of Steven S. Fishman as its new Chief Executive Officer, the Parties wish to amend the terms of the Agreement as follows. Capitalized terms used herein but not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

1.0 Section 2.01[2]. Section 2.01[2] of the Agreement is amended by deleting it in its entirety and replacing it with the following:

     At the conclusion of the CEO Period (which will terminate upon the employment of a successor Chief Executive Officer) and for the balance of the Term, to perform the services as may be reasonably requested by, and solely under the direction of, BLI’s Board of Directors. The period described in this subsection is referred to as the “CSO Period.”

2.0 The Agreement. Except as otherwise provided herein, all provisions of the Agreement are and shall remain in full force and effect and are hereby ratified and confirmed in all respects, and the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or amendment of any provision of the Agreement not specifically amended herein. All references to the Agreement shall be deemed to include this Amendment.

     IN WITNESS WHEREOF, the Parties have duly executed and delivered this Amendment on June 9, 2005.

BIG LOTS, INC.		MICHAEL J. POTTER

By:	/s/ Philip E. Mallott	/s/ Michael J. Potter

BIG LOTS STORES, INC.

By:	/s/ Brad A. Waite